SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 3, 2005
Date of Report (Date of earliest event reported)

PXRE GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	1-15259 (Commission File Number)	98-0214719 (IRS Employer Identification No.)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda (Address, Including Zip Code, of Principal Executive Offices)		P.O. Box HM 1282 Hamilton HM FX Bermuda (Mailing Address)

(441) 296-5858
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

          On October 3, 2005, PXRE Group Ltd. (the “Company”) entered into an Underwriting Agreement with respect to the issuance and sale by the Company, of 7,690,000 of its common shares (plus an additional 1,153,500 common shares to be issued and sold to cover over-allotments), par value $1.00 per share, of the Company (the “Shares”), a copy of which is attached to this Current Report on Form 8-K and filed herewith under Item 9.01 as Exhibit 1.2. The Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-128354), filed by the Company with the Securities and Exchange Commission.

Item 9.01.      Financial Statements and Exhibits

                        (d)     EXHIBITS

                                  (1.2)     Underwriting Agreement.

                                               Underwriting Agreement, dated October 3, 2005, between the
                                               Company and Credit Suisse First Boston LLC, as the underwriter.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PXRE Group Ltd.
(Registrant)

	By:	/s/ Robert Myron
Name: Robert Myron
Title: Senior Vice President and Treasurer

Date: October 7, 2005